UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 31, 2022
Date of Report (Date of earliest event reported)
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142		35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2022, the Board of Directors (the “Board”) of Delek US Holdings, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Amended and Restated Bylaws”) to (i) require that for nominations of persons for election to the Board or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have complied in all respects with the requirements of Regulation 14A under the Exchange Act, including the requirements of Rule 14a-19 under the Exchange Act, (ii) authorize the Board or an executive officer designated by the Board to determine whether a stockholder has satisfied the notice requirements pursuant to the Amended and Restated Bylaws, (iii) require a stockholder nominating a person for election to the Board to provide such other information as may be reasonably requested by the Company to facilitate disclosure to all stockholders of all material facts that are relevant for stockholders to make an informed decision on the director election proposal and (iv) require a stockholder making a director nomination to make a written undertaking that such stockholder, or applicable Stockholder Associated Person shall solicit the beneficial owners of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of its director candidates. The Amended and Restated Bylaws also include certain non-substantive changes and updates.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

On November 1, 2022, the Company announced that its Board of Directors increased the Company’s regular quarterly cash dividend on its Common Stock to $0.21 per share payable to all shareholders of record of the Company’s Common Stock as of the close of business on November 18, 2022. The payment date for the dividend will be December 2, 2022.

The Company’s press release regarding the dividend is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

3.1	Fifth Amended and Restated Bylaws of Delek US Holdings, Inc.

99.1	Press Release of Delek US Holdings, Inc. dated November 1, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2022	DELEK US HOLDINGS, INC.

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)